RFU/CA Associate.Non-MRT.L5.PM/2024   1   You previously elected to receive fifty percent (50%) of the dollar value of your long-term incentive Award in the form of Restricted Stock Units and fifty percent (50%) of the dollar value of your award in the form of Restricted Fund Units. This Notice of Grant along with the terms of the document the terms and conditions of your Restricted Stock Unit Award and your Restricted Fund Unit Award. The terms of your Restricted Stock Unit Award and your Restricted Fund Unit Award are governed by this Notice of Grant and the T. Rowe Price Group, Inc. 2020 Long-Term Incentive Plan (the “2020 Long-Term Incentive Plan”), which document the terms and conditions of your Awards and together constitute your Award Agreement. Unless otherwise provided in this Notice of Grant, the terms of the 2020 Long-Term Incentive Plan and any determinations or resolutions of the Board or the Administrator, or its designee, shall govern and control your Award. Capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the 2020 Long-Term Incentive Plan and the relevant determinations or resolutions. The value of your Restricted Stock Unit Award is reflected above in the form of the number of Restricted Stock Units awarded, rounded up to the nearest whole Restricted Stock Unit. The dollar value of your Restricted Fund Unit Award can be found by logging on to the Workplace Retirement Site through the T. Rowe Price Exchange. Through the Workplace Retirement Site, you can see and monitor your Restricted Fund Unit Award. Your receipt of Awards under the 2020 Long-Term Incentive Plan recognizes that you play a key role in the long-term success of T. Rowe Price Group, Inc. (Price Group) and affords you the opportunity to participate alongside our other stockholders in that success. NOTICE OF RESTRICTED STOCK UNIT GRANT On December __, 2024 (the “RSU Grant Date”), Price Group granted you the above listed restricted stock units pertaining to Price Group common stock as a service-based Restricted Stock Units award under the 2020 Long-Term Incentive Plan. The closing price of Price Group common stock on the RSU Grant Date was __________ USD per share. The Restricted Stock Units, upon vesting, convert to shares of Price Group common stock, as described in the 2020 Long-Term Incentive Plan regarding Awards of Restricted Stock Units. Restricted Stock Unit Vesting Schedule: Except as otherwise provided in the 2020 Long-Term Incentive Plan, so long as your Service with Price Group and/or its affiliates is continuous from the RSU Grant Date through the applicable date upon which vesting is scheduled to occur and provided that you comply with the terms of the Award Agreement, the Stock Units will become vested and will be converted to shares of Price Group common stock in installments on the vesting dates set forth in the vesting schedule below. [VESTING SCHEDULE] Dividend Equivalents: You shall not have any rights as a stockholder until your Stock Units vest and you are issued shares of Price Group common stock in cancellation of the vested Stock Units. If Price Group declares a dividend, you will receive a Dividend Equivalent payment in cash equal to the actual dividend per share of Price Group common stock that is declared multiplied by the number of unvested Stock Units. NOTICE OF RESTRICTED FUND UNIT GRANT On December 20, 2024 (the “RFU Grant Date”), Price Group granted you fifty percent (50%) of the dollar value of your long-term incentive Award as a service-based Restricted Fund Unit award under the 2020 Long-Term Incentive Plan.

RFU/CA Associate.Non-MRT.L5.PM/2024   2   Separately, as part of receiving this Restricted Fund Unit Award you were able to select a Measurement Fund(s) in which the value of this Restricted Fund Unit award shall be notionally invested for the purpose of crediting or debiting hypothetical investment earnings (gains and losses) on your award. If you do not timely elect a Measurement Fund(s), your Restricted Fund Unit award will be notionally invested in the Default Measurement Fund in effect on the RFU Grant Date of the related Restricted Fund Unit award. Any such Measurement Fund election with respect to this Restricted Fund Unit award (even if it the Default Measurement Fund) shall be irrevocable for the life of that Restricted Fund Unit Award. As of the RFU Grant Date, the dollar value of your Restricted Fund Unit award shall be notionally invested in the number of units of the applicable Measurement Fund(s), based on (i) the percentage of the dollar value of your Restricted Fund Unit award you chose to invest in each Measurement Fund selected, and (ii) the Net Asset Value Per Share as of the RFU Grant Date of the Measurement Fund(s) selected. Upon vesting, the value of the Restricted Fund Unit award, which shall include any earnings on such award based on your Measurement Fund(s) election shall be paid to you in cash, as described in the 2020 Long-Term Incentive Plan regarding Awards of Restricted Fund Units which sets forth the terms and conditions of this grant. Restricted Fund Unit Vesting Schedule: Except as otherwise provided in the 2020 Long-Term Incentive Plan, so long as your Service with Price Group and/or its affiliates is continuous from the RFU Grant Date through the applicable vesting dates set forth in the vesting schedule below and provided that you comply with the terms of the Award Agreement, the noted percentage of the value of your Restricted Fund Unit award as of the applicable vesting date will become vested and that percentage of your Restricted Fund Unit award as of the vesting date will be distributed to you in cash as soon as administratively practicable following the vesting date, but in no event later than two and one-half months after the end of the calendar year in which the relevant portion of your Restricted Fund Unit otherwise vests. Vesting Date Percentage of Restricted Fund Unit Balance Distributed November 25, 2025 20% November 25, 2026 25% November 26, 2027 33.34% November 27, 2028 50% November 26, 2029 100% The 2020 Long-Term Incentive Plan describes additional circumstances under which you may earn the Restricted Stock Units and Restricted Fund Units. GENERAL TERMS Notice of Resignation, Protection of Confidential Information and Trade Secrets, and Restrictive Covenants: The granting of this award is conditioned on your agreeing to, and complying with, the restrictions set forth below, and in order to earn and become entitled to the distribution of the value of your Awards pursuant to the terms of the 2020 Long-Term Incentive Plan, you must comply with the restrictions set forth below without regard to whether or not any Award granted under this Notice of Grant has been

RFU/CA Associate.Non-MRT.L5.PM/2024   3   forfeited, paid, delivered, or repaid, at any time, including at the time of the termination of your Service with Price Group. By accepting this Notice of Grant, you thereby acknowledge and agree as follows: Notice of Resignation Except for your Termination of Service as a result of your death or Permanent and Total Disability, you agree that you shall provide Price Group with written notice of your intent to terminate your Service at least ninety (90) days prior to the actual date of your Termination of Service (the 90-day period being referred to as the “Notice Period”). During the Notice Period, you will cooperate with Price Group and provide any requested information to assist with transitioning your duties, accomplishing Price Group business, and/or preserving its client relationships. Notwithstanding the foregoing, Price Group, in its sole discretion, may for all or a portion of the Notice Period, place you on a partial or complete leave of absence and relieve you of some or all of your duties and responsibilities. At all times during the Notice Period, regardless of whether you are on a leave of absence, you shall continue to be an employee of Price Group and shall continue to comply with all applicable Price Group policies and procedures. During your Notice Period you shall continue to receive your regular base salary and benefits; however, you will cease being eligible for any discretionary bonus award and/or an award under the 2020 Long-term Incentive Plan. Your right to your regular base salary and benefits shall end on the date of your Termination of Service or as otherwise provided under the terms of the applicable benefit plan, policy or program. Confidential Information You acknowledge that throughout your Service with Price Group, you have had access to Confidential Information, proprietary business information and trade secrets, including but not limited to client, account, and fund information, information technology, business plans, strategic plans, marketing strategies, financial, tax and performance information, and other information about the present and proposed business of Price Group and its clients (all such information constituting “Price Group Confidential Information”), and you acknowledge, affirm and agree that you (A) will maintain the confidentiality of Price Group Confidential Information that you acquire during your Service with Price Group; (B) will not (i) disclose any Price Group Confidential Information to any person or entity outside of Price Group at any time, whether now or in the future, or (ii) use any Price Group Confidential Information for the benefit of anyone or any entity other than Price Group; and (C) will continue to be bound by and comply with any other preexisting agreement relating to Price Group Confidential Information and your obligation to maintain the confidentiality of Price Group Confidential Information. The designation of any information as Confidential Information does not preclude it from also constituting a Trade Secret as defined by applicable law. You are prohibited from using, disclosing, or misappropriating Trade Secrets of Price Group at all times during and after Employee’s employment for so long as such information remains a Trade Secret. Trade Secrets include, among other things, Price Group’s proprietary investment methods and practices, proprietary sales methods or practices, client or customer lists and all information pertaining to Price Group’s clients or customers. Confidential Information and Trade Secrets do not include information in the public domain or information that is generally known and used within the industry or industries in which Price Group engages in business (unless such information entered the public domain and/or became known within the industry through any improper, unauthorized and/or inadvertent disclosure). Confidential Information and Trade Secrets also do not include information protected from disclosure by the National Labor Relations Act (or other federal or state law). Confidential Information and Trade Secrets do include information in Price Group’s non-public records, files, policies, and agreements. Notwithstanding the foregoing, nothing in this Notice of Grant limits your ability to report an event that you reasonably and in good faith believe is a violation of law or to communicate with any federal, state, or local governmental regulatory or law enforcement agency (“Government Agency”) or self-regulatory

RFU/CA Associate.Non-MRT.L5.PM/2024   4   organization or otherwise participate in or fully cooperate with any investigation or proceeding that may be conducted by any Government Agency or self-regulatory organization, including providing Price Group Confidential Information, without notice to or approval from Price Group. You can provide Price Group Confidential Information to Government Agencies or self-regulatory organizations without risk of being held liable by Price Group. This Notice of Grant also does not limit your right to receive an award for information provided to any Government Agency or self-regulatory organization. Moreover, any employee who pursues a lawsuit for retaliation by an employer for reporting a suspected violation of the law may disclose the trade secret to his or her attorney and use the trade secret information in the court proceeding, if the employee files any document containing the trade secret under seal, and does not disclose the trade secret, except as permitted by court order. Restrictive Covenants Non-Solicitation of Employees and Contractors Using Trade Secrets. You agree that during your Service and following your Termination of Service, you shall not, whether personally or through others, either on your own behalf or on behalf of any third party, directly or indirectly use Price Group’s Trade Secrets to (A) solicit, encourage, or induce any officer, director, employee, agent, partner, consultant or independent contractor of Price Group to terminate, modify or reduce his or her relationship with Price Group, or (B) otherwise attempt to disrupt or interfere with Price Group’s relationship with any such individual. Non-Solicitation of Clients Using Trade Secrets. You agree that during your Service and following your Termination of Service, you shall not whether personally or through others, directly or indirectly use Price Group’s Trade Secrets to solicit, encourage, or induce any customers or clients of Price Group to terminate or reduce his, her or its relationship with Price Group or not to proceed with, or enter into, any business relationship with Price Group, or otherwise interfere with any such business relationship with Price Group, including by encouraging or suggesting any investment management client of Price Group (A) to withdraw any funds for which Price Group provides investment management or advisory services, or (B) not to engage Price Group to provide investment management or advisory services for any funds. These Restrictive Covenants and the related Enforcement provisions of this Award are in addition to any Prohibited Actions to which you may be subject as a result of satisfying the requirements under the 2020 Long-Term Incentive Plan to be eligible for post-termination vesting of your Awards. Enforcement: Remedies for Failure to Protect Confidential Information and Trade Secrets, or Violation of a Restrictive Covenant. If you fail to provide the required notice of resignation or otherwise breach any of the agreements or covenants set forth in this Notice of Grant you agree that in addition to any other provisions that are enforceable against you or remedies available to Price Group under the terms of the 2020 Long-Term Incentive Plan Price Group shall be entitled to the following remedies: (i) All unvested Awards then held by you will be immediately forfeited for no consideration; (ii) Without in any way limiting the remedies available to the Price Group, you acknowledge that a violation or breach of any of the agreements or covenants contained in this Notice of Grant will result in immediate, material, and irreparable injury to Price Group, for which injury there is no adequate remedy at law, and that, in the event of such a breach or threat thereof, Price Group shall, in addition to any other legal or equitable relief available to it, be entitled to obtain a temporary restraining order and/or a preliminary or permanent injunction from a court to prevent and restrain any such breach, without Price Group’s being required to post bond or prove actual damages; (iii) In addition to the remedies set forth above and notwithstanding any other provision of the Award Agreement to the contrary, Price Group shall have the right to file a civil action against you

RFU/CA Associate.Non-MRT.L5.PM/2024   5   in a court to enforce the notice of resignation requirement, the confidential information provision, and the restrictive covenants and recover damages; and (iv) In the event of any dispute between the parties concerning the terms and provisions of this Agreement, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees. Recoupment This Award is subject to any compensation recoupment policy adopted by the Board or the Administrator prior to or after the effective date of the 2020 Long-Term Incentive Plan, as such policy may be amended from time to time after its adoption, including, but not limited to, as provided in Section 16(h) of the 2020 Long-Term Incentive Plan, Price Group’s Policy for Recoupment of Incentive Compensation or any successor thereto. Signature Your acceptance of this Notice of Grant, such acceptance to be in whatever form as may be required by or acceptable to Price Group, including, but not limited to by your signature, whether in wet or electronic form, includes (i) your acceptance of and agreement to be bound by the 2020 Long-Term Incentive Plan, and (ii) your acceptance of and agreement to comply with the provisions of this Notice of Grant governing the Notice Requirements, your obligation to maintain the confidentiality of all Price Group Confidential Information, and the Restrictive Covenants without regard to whether or not any Award granted under this Notice of Grant has been forfeited, paid, delivered, or repaid, at any time, including at the time of the termination of your Service with Price Group. Your failure to affirmatively accept this grant will result in the cancelation of the Award documented in this Notice of Grant. This Award grant does not constitute an employment contract. It does not guarantee employment for the length of the vesting period or for any portion thereof.